     Exhibit 8

List of Subsidiaries

CONSOLIDATED COMPANIES AT DECEMBER 31, 2002

			PERCENTAGE

COMPANIES	JURISDICTION OF INCORPORATION		CONTROL	INTEREST

WINES AND SPIRITS
Champagne Moët & Chandon SCS	Epernay, France		100%	66%
Champagne Ruinart SA	Reims, France		100%	66%
Champagne Ruinart UK Ltd	Newhaven, United Kingdom		100%	66%
France Champagne SA	Epernay, France		100%	66%
De Fresnoy SA	Epernay, France		100%	66%
Moët Hennessy UK Ltd	London, United Kingdom		100%	66%
Chandon SA Espagne	Sant Cugat, Spain		100%	66%
Moët & Chandon SA (Suisse)	Geneva, Switzerland		100%	66%
Champagne Des Moutiers SA	Oiry, France		100%	66%
Schieffelin Partner Inc.	Delaware, U.S.A.		100%	66%
Moët Hennessy Mexico	Mexico, Mexico		100%	66%
Chamfipar SA	Ay, France		100%	66%
Société Viticole de Reims SA	Ay, France		100%	66%
Cie Française du Champagne et du Luxe	Ay, France
SA			100%	66%
Domaine Chandon, Inc.	Delaware, U.S.A.		100%	66%
M Chandon do Brasil Ltda	Sao Paulo, Brazil		100%	66%
Bodegas Chandon SA	Buenos Aires, Argentina		100%	66%
Domaine Chandon Australia, Pty Ltd.	Coldstream Victoria, Australia		100%	66%
Cheval des Andes SA	Buenos Aires, Argentina		50%	33%
Moët Hennessy Deutschland GmbH	Munich, Germany		100%	66%
Moët Hennessy Italia SpA	Turin, Italy		100%	66%
Schieffelin & Somerset Co..	New York, U.S.A.		100%	66%
Schieffelin & Co Inc.	Delaware, U.S.A.		100%	66%
MH UDV France SA	Paris, France		100%	66%
Deux Rivières General Partnership	California, U.S.A.	(2)	100%	15%
Veuve Clicquot Ponsardin SCS	Reims, France		100%	66%
Champagne Canard-Duchêne SA	Ludes, France		100%	66%
Société Civile des Crus de Champagne SA	Reims, France		100%	66%
Neggma SA	Reims, France		50%	33%
Veuve Clicquot U.K. Ltd	London, United Kingdom		100%	66%
Cape Mentelle Vineyards Ltd.	Margaret River, Australia		100%	66%
Veuve Clicquot Properties, Pty Ltd.	Margaret River, Australia		100%	66%
Cloudy Bay Vineyards Ltd	Blenheim, New Zealand		100%	66%
Clicquot, Inc	California, U.S.A.		100%	66%
Marques Champagne Spiritueux GIE	Brussels, Belgium	(2)	100%	66%
Paragon Vintners Ltd	London, United Kingdom		100%	66%
Krug SA	Reims, France		100%	66%
Veuve Clicquot Japan KK	Tokyo, Japan		100%	66%
Mountadam Vineyards Pty Ltd	Adelaide, Australia		90%	59%
Newton Vineyards LLC	California, U.S.A.		60%	40%
Château d’Yquem SA	Sauternes, France		65%	65%

	Exh8-1

			PERCENTAGE

COMPANIES	JURISDICTION OF INCORPORATION		CONTROL	INTEREST

Château d’Yquem SC	Sauternes, France		64%	64%
Jas Hennessy & Co SCS	Cognac, France		99%	65%
Thomas Hine & Cie SA	Jarnac, France		100%	65%
DMJ Holdings BV	Amsterdam, Netherlands	(3)	67%	44%
UD Moët Hennessy BV	The Hague, Netherlands	(3)	100%	66%
Hennessy Dublin Ltd.	Dublin, Ireland		100%	65%
Edward Dillon & Co Ltd.	Dublin, Ireland	(2)	33%	22%
Hennessy Far East Ltd.	Hong Kong		100%	65%
Riche Monde Orient Limited	Hong Kong	(3)	75%	49%
Riche Monde Ltd.	Hong Kong	(3)	100%	49%
Riche Monde (China) Ltd	Hong Kong		100%	49%
Moët Hennessy UDG (Far East) Ltd.	Hong Kong	(3)	100%	66%
Riche Monde Singapour Pte Ltd.	Singapore	(3)	100%	66%
Riche Monde Malaisie Inc.	Petaling Jaya, Malaysia	(3)	50%	33%
Riche Monde Taïpei Ltd.	Taipei, Taiwan	(3)	100%	49%
Riche Monde Bangkok Ltd.	Bangkok, Thailand	(3)	100%	66%
Moët Hennessy Korea Ltd.	Seoul, South Korea		100%	65%
Moët Hennessy Shanghai Ltd	Shanghai, China		100%	66%
Moët Hennessy India pvt. Ltd	New Delhi, India		100%	66%
Moët Hennessy Taiwan Ltd	Taipei, Taiwan		100%	65%
Moët Hennessy Netherland BV	Naarden, Netherlands		100%	66%
Jardine Wines & Spirits KK	Tokyo, Japan	(3)	100%	44%
Moët Hennessy Asia Pte Ltd.	Singapore		100%	65%
Millennium Import LLC	Delaware, U.S.A.		40%	26%

FASHION AND LEATHER GOODS
Louis Vuitton Malletier SA	Paris, France		100%	100%
SNC Société des Ateliers Louis Vuitton	Paris, France		100%	100%
SNC Société Louis Vuitton Services	Paris, France		100%	100%
SNC Société des Magasins Louis Vuitton	Paris, France		100%	100%
– France
Louis Vuitton Monaco SA	Monte Carlo, Monaco		100%	100%
Louis Vuitton U.K. Ltd.	London, United Kingdom		100%	100%
Louis Vuitton Deutschland GmbH	Dusseldorf, Germany		100%	100%
Louis Vuitton Espana SA	Madrid, Spain		100%	100%
Catalana Talleres SA	Barbera del Valles, Spain		100%	100%
Louis Vuitton Netherlands BV	Amsterdam, Netherlands		100%	100%
Louis Vuitton Belgique SA	Brussels, Belgium		100%	100%
Louis Vuitton Italia SpA	Milan, Italy		100%	100%
Louis Vuitton Hellas SA	Athens, Greece		100%	100%
Louis Vuitton Portugal, Maleiro, LdA.	Lisbon, Portugal		100%	100%
Louis Vuitton Ltd	Tel Aviv, Israel		100%	100%
Louis Vuitton Danmark A/S	Copenhagen, Denmark		100%	100%
Louis Vuitton Aktiebolag (Suède) SA	Stockholm, Sweden		100%	100%
Louis Vuitton Suisse SA	Geneva, Switzerland		100%	100%
Louis Vuitton Ceska s.r.o.	Prague, Czech Republic		100%	100%
Louis Vuitton GesmbH	Vienna, Austria		100%	100%
Louis Vuitton Cantacilik Ticaret,	Istanbul, Turkey		100%	100%
Anonim Sirketi
Louis Vuitton US Manufacturing, Inc.	Delaware, U.S.A.		100%	100%

	Exh8-2

		PERCENTAGE

COMPANIES	JURISDICTION OF INCORPORATION	CONTROL	INTEREST

LVMH Fashion Group Hawaii Inc.	Delaware, U.S.A.	100%	100%
Atlantic Luggage Company, Ltd	Hamilton, Bermuda	40%	40%
Louis Vuitton Guam, Inc.	Agana, Guam	100%	100%
Louis Vuitton Saipan, Inc.	Saipan, NMI	100%	100%
San Dimas Luggage Company	Delaware, U.S.A.	100%	100%
Louis Vuitton Distribuçao Ltda	Brasilia, Brazil	100%	100%
Louis Vuitton Mexico, SA de CV	Mexico, Mexico	100%	100%
Blinfar SA	Montevideo, Uruguay	100%	100%
Louis Vuitton Chili Ltda.	Santiago, Chile	100%	100%
Louis Vuitton Pacific Ltd.	Hong Kong	100%	100%
Louis Vuitton Hong Kong Ltd.	Hong Kong	100%	100%
Louis Vuitton Singapore Pte Ltd.	Singapore	100%	100%
Louis Vuitton Malaysia Sdn Berhad Inc.	Kuala-Lumpur, Malaysia	100%	100%
Louis Vuitton Taïwan Ltd.	Taipei, Taiwan	90%	90%
Louis Vuitton Comete Services Ltd.	Taipei, Taiwan	90%	90%
Louis Vuitton Australia, Pty Ltd.	Melbourne, Australia	100%	100%
Louis Vuitton New Zealand Ltd.	Auckland, New Zealand	100%	100%
Louis Vuitton Cup New Zealand, Ltd	Auckland, New Zealand	100%	100%
Louis Vuitton Kuweit (SEP)	Kuwait City, Kuwait	60%	60%
Louis Vuitton UAE	Dubai, United Arab Emirates	65%	65%
Louis Vuitton Saoudi Arabia LLC	Jeddah, Saudi Arabia	65%	65%
Louis Vuitton Korea, Ltd.	Seoul, South Korea	100%	100%
Louis Vuitton Vostok LLC	Moscow, Russia	100%	100%
Louis Vuitton Argentine SA	Buenos Aires, Argentina	100%	100%
Louis Vuitton Colombian Corp.	Bogota, Colombia	100%	100%
Louis Vuitton Maroc SARL	Casablanca, Morocco	100%	100%
Louis Vuitton Venezuela SA	Caracas, Venezuela	100%	100%
Louis Vuitton Macau Company Limited	Freguesia da Sé, Macau	100%	100%
Louis Vuitton Japan KK	Tokyo, Japan	100%	99%
LVMH Fashion Group Americas Inc.	Delaware, U.S.A.	100%	100%
Louis Vuitton Canada Inc.	Toronto, Canada	100%	100%
Marc Jacobs International LLC	Delaware, U.S.A.	96%	96%
Marc Jacobs Trademark LLC	Delaware, U.S.A.	96%	96%
Loewe SA	Madrid, Spain	100%	100%
Loewe Hermanos SA	Madrid, Spain	100%	100%
Lopena SA	Madrid, Spain	100%	100%
Manufacturas Loewe SA	Barcelona, Spain	100%	100%
SNC Loewe International	Paris, France	100%	100%
SNC Loewe France	Paris, France	100%	100%
Loewe Hermanos (U.K) Ltd.	London, United Kingdom	100%	100%
Loewe Saïpan Inc.	Saipan, NMI	100%	100%
Loewe Guam, Inc	Agana, Guam	100%	100%
Loewe Hawaii, Inc.	Hawaii U.S.A.	100%	100%
Loewe Hong Kong Ltd.	Hong Kong	100%	100%
Loewe Japan KK	Tokyo, Japan	93%	92%
Loewe Fashions (Singapore) Pte Ltd.	Singapore	100%	100%
Loewe Malaysia Sdn berhad Inc.	Kuala-Lumpur, Malaysia	100%	100%
Loewe Taïwan Ltd.	Taipei, Taiwan	100%	90%
Loewe Australia, Pty Ltd.	Sydney, Australia	100%	100%
Loewe Deutschland GmbH	Dusseldorf, Germany	100%	100%

	Exh8-3

			PERCENTAGE

COMPANIES	JURISDICTION OF INCORPORATION		CONTROL	INTEREST

Serrano Inc.	Delaware, U.S.A.		100%	100%
Berluti SA	Paris, France		100%	100%
Société Distribution Robert Etienne, SNC	Paris, France		100%	100%
Stefanobi Srl	Milan, Italy		100%	100%
LVMH Fashion Group Services SAS	Paris, France		100%	100%
Belle Jardinière SA	Paris, France		100%	100%
Belle Jardinière Immo SAS	Paris, France		100%	100%
LVMH Fashion (Shanghai) Trading Co,	Hong Kong		100%	100%
Ltd
LVMH Fashion Group Japan	Tokyo, Japan		100%	100%
LVMH Fashion Group Industria Srl	Milan, Italy		100%	100%
Mélèze (Montaigne KK)	Tokyo, Japan		100%	100%
Celux Inc, Corporation	Tokyo, Japan		100%	100%
Inchisa SRL	Milan, Italy		100%	100%
LVNA Finance Corp	Texas, U.S.A		100%	100%
Michael Kors LLC	Delaware, U.S.A.	(2)	36%	36%
Céline SA	Paris, France		100%	100%
Avenue M International SCA	Paris, France		100%	100%
Enilec Gestion SARL	Paris, France		100%	100%
Céline Montaigne SA	Paris, France		100%	100%
Céline Monte-Carlo SA	Monte-Carlo, Monaco		100%	100%
Céline Italia Srl	Milan, Italy		100%	100%
Céline Production Srl	Florence, Italy		100%	100%
Céline Suisse SA	Geneva, Switzerland		100%	100%
Céline U.K. Ltd.	London, United Kingdom		100%	100%
Céline Inc.	Delaware, U.S.A.		100%	100%
Céline Japon KK	Tokyo, Japan		100%	100%
Céline (Hong Kong) Ltd	Hong Kong		99%	99%
Céline (Singapour) Pte Ltd.	Singapore		100%	100%
Céline Guam Inc.	Tamaning, Guam		100%	100%
Céline Saïpan Inc	Saipan, NMI		100%	100%
Céline Hawaï Inc	Delaware, U.S.A.		100%	100%
Céline Korea Ltd	Seoul, South Korea		100%	100%
Céline Taïwan Ltd	Taipei, Taiwan		100%	95%
Kenzo SA	Paris, France		100%	100%
Kenzo Homme SA	Paris, France		60%	60%
Modulo SA	Paris, France		100%	100%
Kami SA	Montbazon, France		100%	100%
Kenzo Deutschland GmbH	Berlin, Germany		100%	100%
Kenzo Belgique SA	Brussels, Belgium		100%	100%
Kenzo Paris KK	Tokyo, Japan		100%	100%
Kenzo UK Ltd	London, United Kingdom		100%	100%
Kenzo NA Inc., Corp.	Delaware, U.S.A.		100%	100%
Kenzo Fashion Iberica, SA	Madrid, Spain		100%	100%
Kenzo Hommes UK Ltd	London, United Kingdom		100%	60%
Kenzo Japan KK	Tokyo, Japan		66%	66%
Modulo BV	Amstelveen, Netherlands		100%	100%
Givenchy SA	Paris, France		100%	100%
Givenchy Corporation	Delaware, U.S.A.		100%	100%
Givenchy Co Ltd	Japan		100%	100%

	Exh8-4

		PERCENTAGE

COMPANIES	JURISDICTION OF INCORPORATION	CONTROL	INTEREST

Gentleman Givenchy Far East Ltd.	Hong Kong	100%	100%
Givenchy China Co Ltd	Hong Kong	51%	51%
Christian Lacroix SNC	Paris, France	100%	100%
Gabrielle Studio Inc	New York, U.S.A.	100%	89%
Donna Karan International Inc.	Delaware, U.S.A.	89%	89%
The Donna Karan Company	New York, U.S.A.	100%	89%
Donna Karan Services company BV	Oldenzaal, Netherlands	100%	89%
DK Company Holdings BV	Oldenzaal, Netherlands	100%	89%
DK Company Holdings LLC	Delaware, U.S.A.	100%	89%
Donna Karan Store Corporation	New York, U.S.A.	100%	89%
DK Footwear Partners	New York, U.S.A.	100%	89%
Donna Karan Studio	Delaware, U.S.A.	100%	89%
The Donna Karan Company Store GP	New York, U.S.A.	100%	89%
Donna Karan UK Holding LLC	Delaware, U.S.A.	100%	89%
The Donna Karan Company Store holding	London, United Kingdom	100%	89%
UK Ltd
Donna Karan Management Company UK	London, United Kingdom	100%	89%
Ltd
Donna Karan Company Stores UK Retail	London, United Kingdom	100%	89%
Ltd
Donna Karan Company Stores UK Ltd	London, United Kingdom	100%	89%
Donna Karan Hong Kong Ltd	Hong Kong	100%	89%
Donna Karan Italy Srl	Milan, Italy	100%	89%
Donna Karan Italy Shoe Company Srl	Milan, Italy	100%	89%
Fendi International BV	Amsterdam, Netherlands	100%	67%
Fendi International France SA	Paris, France	100%	67%
Fendi SA Luxembourg	Luxembourg	67%	67%
Fendi Srl	Rome, Italy	100%	67%
Fendissime Srl	Rome, Italy	100%	67%
Fendi Servizi Srl	Rome, Italy	100%	67%
Fendi Adele Srl	Rome, Italy	100%	67%
Fendi Industrie Srl	Florence, Italy	100%	67%
Fendi Italie Srl	Rome, Italy	100%	67%
Fendi U.K. Limited	London, United Kingdom	100%	67%
Fendi France SA	Paris, France	100%	67%
Fendi Japan K.K.	Tokyo, Japan	70%	47%
Fendi Hawaii, Inc	Delaware, U.S.A.	100%	67%
Fendi North America, Inc	New York, U.S.A.	100%	67%
Fendi Australia Pty Ltd	Sydney, Australia	100%	67%
Fendi Guam	Tumon, Guam	100%	67%
Fendi Saipan Inc	Saipan, NMI	100%	67%
Fendi Asia Pacific Limited	Hong Kong	100%	67%
Fendi Korea Ltd	Seoul, Korea	100%	67%
Fendi Taiwan Ltd	Taipei, Taiwan	75%	50%
Fendi Hong Kong Limited	Hong Kong	70%	47%
Fendi China Boutiques Limited	Hong Kong	70%	47%
Fendi (Singapore) Pte Ltd	Singapore	100%	67%
Fendi Fashion (Malaysia) Snd. Bhd.	Kuala Lumpur, Malaysia	100%	67%
Emilio Pucci Srl	Florence, Italy	96%	96%
Emilio Pucci International BV	Naarden, Netherlands	67%	67%

	Exh8-5

			PERCENTAGE

COMPANIES	JURISDICTION OF INCORPORATION		CONTROL	INTEREST

Casor Spa	Castel Maggiore (Bologna), Italy		67%	64%
Emilio Pucci Ltd	New York, U.S.A.		100%	96%
Thomas Pink Holdings Ltd	London, United Kingdom		100%	100%
Thomas Pink Ltd	Edinburgh, United Kingdom		100%	100%
Thomas Pink BV	Rotterdam, Netherlands		100%	100%
Thomas Pink Inc	Delaware, U.S.A.		100%	100%
Thomas Pink Ireland Ltd	Dublin, Ireland		100%	100%
Thomas Pink Belgium SA	Brussels, Belgium		100%	100%
Thomas Pink France SAS	Paris, France		100%	100%

PERFUMES AND COSMETICS
Parfums Christian Dior SA	Paris, France		100%	100%
LVMH P&C Thailand Co Ltd	Bangkok, Thailand		49%	49%
LVMH P&C do Brasil Ltda	Sao Paulo, Brazil		100%	99%
FAC SA (Argentine)	Buenos Aires, Argentina		100%	100%
LVMH P&C Shanghai Co Ltd	Shanghai, China		100%	100%
Parfums Christian Dior Finland Oy	Helsinki, Finland		100%	100%
SNC du 33 avenue Hoche	Paris, France		100%	100%
Parfums Christian Dior UK Ltd.	London, United Kingdom		100%	100%
Parfums Christian Dior BV Netherlands	Rotterdam, Netherlands		100%	100%
Iparkos BV	Rotterdam, Netherlands		100%	100%
Parfums Christian Dior GmbH (Germany)	Dusseldorf, Germany		100%	100%
Laboratorios Farlabo SA	Madrid, Spain	(2)	25%	25%
LVMH Perfumes y Cosmeticos Iberica SA	Madrid, Spain		100%	100%
Parfums Christian Dior SAB (Belgique)	Brussels, Belgium		100%	100%
Parfums Christian Dior Italie SpA	Pisa, Italy		100%	100%
Parfums Christian Dior Ireland Ltd.	Dublin, Ireland		100%	100%
Diorfil SA (Grèce)	Athens, Greece		100%	100%
Parfums Christian Dior AG (Suisse)	Zurich, Switzerland		100%	100%
Christian Dior Perfumes Inc.	New York, U.S.A.		100%	100%
Parfums Christian Dior Canada Inc.	Montreal, Canada		100%	100%
LVMH P&C de Mexico, SA de CV	Mexico, Mexico		100%	100%
Parfums Christian Dior KK (Japon)	Tokyo, Japan		100%	100%
Parfums Christian Dior Singapour Pte Ltd.	Singapore		100%	100%
Inalux SA	Luxembourg		100%	100%
LVMH P&C Asia Pacific Ltd	Hong Kong		100%	100%
Fa Hua Taïwan Ltd.	Taipei, Taiwan		100%	100%
Parfums Christian Dior China Co, Ltd.	Shanghai, China		100%	100%
LVMH P&C Koréa Ltd.	Seoul, South Korea		75%	75%
Parfums Christian Dior Hong Kong Ltd.	Hong Kong		100%	100%
LVMH P&C Malaysia Sdn	Kuala-Lumpur, Malaysia		100%	100%
berhad Inc.
Fa Hua Hong Kong Co, Ltd.	Hong Kong		100%	100%
Pardior de Mexico SA de CV	Mexico, Mexico		100%	100%
Parfums Christian Dior A/S k	Copenhagen, Denmark		100%	100%
Parfums Christian Dior (Australia) Pty Ltd	Sydney, Australia		100%	100%
Parfums Christian Dior AS Ltd	Hoevik, Norway		100%	100%
Parfums Christian Dior AB Suède	Stockholm, Sweden		100%	100%
Parfums Christian Dior New Zealand Ltd	Auckland, New Zealand		100%	100%
Parfums Christian Dior GMBH (Austria)	Vienna, Austria		100%	100%

	Exh8-6

		PERCENTAGE

COMPANIES	JURISDICTION OF INCORPORATION	CONTROL	INTEREST

INA Services Ltd	Dublin, Ireland	100%	100%
LVMH P&C GmbH (Germany)	Dusseldorf, Germany	100%	100%
Cosmetic of France Inc	Delaware, U.S.A.	100%	100%
GIE LVMH P&C Recherche	Paris, France	100%	100%
GIE Parfumes et Cosmétiques	Paris, France	100%	100%
Information Services – PCIS
Perfumes Loewe SA	Madrid, Spain	100%	100%
Guerlain SA	Paris, France	100%	100%
Guerlain Parfumeur GmbH	Wiesbaden, Germany	100%	100%
Guerlain GesmbH	Vienna, Austria	100%	100%
Cofra GesmbH	Vienna, Austria	100%	100%
Guerlain SA (Belgique)	Fleurus, Belgium	100%	100%
Oy Guerlain AB	Helsinki, Finland	100%	100%
Guerlain SpA	Milan, Italy	100%	100%
Guerlain Ltd	Perivale, United Kingdom	100%	100%
Guerlain de Portugal Lda.	Lisbon, Portugal	100%	100%
Guerlain SA (Suisse)	Geneva, Switzerland	100%	100%
Guerlain Inc.	New York, U.S.A.	100%	100%
Guerlain Canada Ltd.	Montreal, Canada	100%	100%
Guerlain De Mexico SA	Satelite, Mexico	100%	100%
Guerlain Puerto Rico Inc.	San Juan, Puerto Rico	100%	100%
Guerlain Asia Pacific Ltd (Hong Kong)	Hong Kong	100%	100%
Guerlain KK	Tokyo, Japan	100%	100%
Guerlain Taïwan Co Ltd.	Taipei, Taiwan	100%	100%
Guerlain Oceania Australia Pty Ltd	Melbourne, Australia	100%	100%
Guerlain South East Asia Singapore Pte	Singapore	100%	100%
Ltd.
Guerlain Malaisie SDN Berhad Inc	Kuala-Lumpur, Malaysia	100%	100%
American Designer Fragances LLC	Delaware, U.S.A.	100%	100%
Make Up For Ever SA	Paris, France	73%	73%
Make Up For Ever UK Ltd	London, United Kingdom	100%	73%
Make Up For Ever LLC	Delaware, U.S.A.	100%	100%
Make Up For Ever KK	Tokyo, Japan	100%	100%
Make Up For Ever Italie SRL	Milan, Italy	100%	73%
Parfums Givenchy SA	Levallois, France	100%	100%
Parfums Givenchy Ltd.	Hersham, United Kingdom	100%	100%
Parfums Givenchy GmbH	Wiesbaden, Germany	100%	100%
Parfums Givenchy WHD, Inc.	Delaware, U.S.A.	100%	100%
Parfums Givenchy Canada Ltd.	Toronto, Canada	100%	100%
Parfums Givenchy KK	Tokyo, Japan	100%	100%
Parfums Givenchy Srl	Milan, Italy	100%	100%
Parfums Givenchy Asia Pacific Pte Ltd.	Singapore	100%	100%
Kenzo Parfums France SA	Paris, France	100%	100%
Kenzo Parfums Italia Srl	Milan, Italy	100%	100%
Kenzo Parfums NA LLC	Delaware, U.S.A.	100%	100%
Laflachère SA	Saint Vérand, France	100%	57%
La Brosse et Dupont SA	Courbevoie, France	100%	57%
Lardenois SA	Hermes, France	100%	57%
Lardenois Portugal SA	S. Domingos de Rana, Portugal	100%	57%
Mitsie SA	Tarare, France	100%	57%

	Exh8-7

			PERCENTAGE

COMPANIES	JURISDICTION OF INCORPORATION		CONTROL	INTEREST

Serpe SA	Barcelona, Spain		100%	57%
Arielux SA	Arielux, France		100%	57%
Ladoë SA	Ladoë, France		100%	57%
LBD Ménage SAS	Bethisy Saint Pierre, France		100%	57%
LBD Belux SA	Brussels, Belgium		100%	57%
SCI Masurel	Tourcoing, France		100%	57%
SCI Sageda	Orange, France		100%	57%
LBD Asia Ltd	Hong Kong		95%	54%
La Niçoise SA	Carros, France		95%	54%
AGD Italie Srl	Stezzano, Italy		100%	57%
Centre formation SARL	Saint Vérand, France	(2)	100%	57%
Etablissements Mancret Père et Fils SA	Grenoble, France		100%	57%
Inter-Vion Spolka Akeyjna SA	Warsaw, Poland		51%	29%
Europa Distribution, SAS	Saint Etienne, France		67%	38%
LBD Industries SAS	Beauvais, France		100%	57%
Bliss World LLC	Delaware, U.S.A.		70%	70%
Bliss UK Ltd	United Kingdom		100%	70%
Benefit Cosmetics LLC	Delaware, U.S.A.		70%	70%
Benefit Cosmetics UK Ltd	London, United Kingdom		100%	70%
Fresh Inc	Delaware, U.S.A.		65%	65%
LVMH New Cosmetic KK	Tokyo, Japan		100%	100%
LVMH Perfumes and Cosmetics	Delaware, U.S.A.		100%	100%
Services LLC
LVMH Cosmetics Services KK	Tokyo, Japan		100%	100%

WATCHES AND JEWELRY
TAG Heuer International SA	Luxembourg, Luxembourg		100%	100%
TAG Heuer SA	Marin, Switzerland		100%	100%
LVMH Relojeria & Joyeria Española SA	Madrid, Spain		100%	100%
LVMH Montres et Joaillerie France SA	Paris, France		100%	100%
LVMH Watches et Jewelry Italia SpA	Milan, Italy		100%	100%
TAG Heuer Deutschland GmbH	Bad Homburg, Germany		100%	100%
Timecrown Ltd	Manchester, United Kingdom		100%	100%
LVMH Watches & Jewelry UK Ltd	Manchester, United Kingdom		100%	100%
Ebel Ltd	Manchester, United Kingdom		100%	100%
Tag Heuer Ltd	Manchester, United Kingdom		100%	100%
LVMH Watches et Jewelry USA Inc	New Jersey, U.S.A.		100%	100%
Pro Time Service Inc	New Jersey, U.S.A.		100%	100%
LVMH Watches & Jewelry Canada Ltd	Toronto, Canada		100%	100%
LVMH Watches & Jewelry Far East Ltd	Hong Kong		100%	100%
LVMH Watches & Jewelry Singapore	Singapore		100%	100%
Pte Ltd
LVMH Watches & Jewelry Malaysia Sdn	Kuala Lumpur, Malaysia		100%	100%
Bhd
TAG Heuer Asia Ltd	Labuan, Malaysia		100%	100%
LVMH Watches & Jewelry Capital Pte	Singapore		100%	100%
Ltd
LVMH Watches & Jewelry Japan KK	Tokyo, Japan		100%	100%
LVMH Watches & Jewelry Australia Pty	Melbourne, Australia		100%	100%
Ltd

	Exh8-8

			PERCENTAGE

COMPANIES	JURISDICTION OF INCORPORATION		CONTROL	INTEREST

LVMH Watches & Jewelry Hong Kong	Hong Kong		100%	100%
Ltd
LVMH Watches & Jewelry Taiwan Ltd	Taipei, Taiwan		100%	100%
Cortech SA	Cornol, Switzerland		100%	100%
Miserez SARL	Bendorf, France		100%	100%
ArteCad SA	Tramelan, Switzerland		100%	100%
LVMH Watches & Jewelry Carribean	Florida, U.S.A.		100%	100%
& Latin America Inc
Arte Link Srl	Fratte di S. Giustina in Colle, Italy		100%	100%
LVMH Watches & Jewelry India Private	New Delhi, India		96%	96%
Ltd
Ebel SA	La Chaux-de-Fonds, Switzerland		100%	100%
Ebel USA Inc	Delaware, U.S.A.		100%	100%
Swisswave Europe SA	Villiers-Le-Lac, France		100%	100%
Glasnost Edition SA	La Chaux-de-Fonds, Switzerland		100%	100%
Ebel boutique Crans SA	Crans-sur-Sierre, Switzerland		100%	100%
SI de l'immeuble rue de la Paix 101	La Chaux-de-Fonds, Switzerland		100%	100%
LVMH W&J Germany GmbH	Munich, Germany		100%	100%
Chaumet International SA	Paris, France		100%	100%
Chaumet London Ltd	London, United Kingdom		100%	100%
Chaumet KK	Tokyo, Japan		100%	100%
Chaumet Horlogerie SA	Bienne, Switzerland		100%	100%
Chaumet Monte-Carlo SAM	Monte-Carlo, Monaco		100%	100%
Zenith International SA	Le Locle, Switzerland		100%	100%
Zenith Time Co Ltd	Manchester, United Kingdom		100%	100%
Guido Descombes SpA	Milan, Italy		100%	100%
Omas Srl	Bologna, Italy		100%	100%
De Beers LV Ltd	London, United Kingdom	(2)	50%	50%
Delano SA	La Chaux-de-Fonds, Switzerland		100%	100%
Favre Leuba SA	Geneva, Switzerland		100%	100%
Les Ateliers Horlogers CD LVMH SA	La Chaux-de-Fonds, Switzerland		100%	100%
Fred Paris SA	Paris, France		100%	100%
Joaillerie de Monaco SA	Monte Carlo, Monaco		100%	100%
Fred Genève SA	Geneva, Switzerland		100%	100%
Fred Inc.	California, U.S.A.		100%	100%
Fred Londres Ltd	London, United Kingdom		100%	100%
Benedom France SA	Paris, France		100%	100%

SELECTIVE RETAILING
Sephora SA	Levallois Perret, France		100%	100%
Immo-Parfums SARL	Boigny sur Bionne, France		100%	100%
Sephora France SA	Boigny sur Bionne, France		100%	100%
Plus Beau Moins Cher SARL	Levallois Perret, France		75%	75%
Sephora Luxembourg SARL	Luxembourg, Luxembourg		100%	100%
Sephora Espagne SA	Madrid, Spain		100%	100%
Sephora Italie SpA	Milan, Italy		100%	100%
Sephora Portugal Lda	Lisbon, Portugal		100%	100%
Sephora Pologne SPZ00	Warsaw, Poland		100%	100%
Sephora Deutschland GmbH	Bad Homburg, Germany		100%	100%
Progen SpA	Milan, Italy		100%	100%

	Exh8-9

		PERCENTAGE

COMPANIES	JURISDICTION OF INCORPORATION	CONTROL	INTEREST

Espansione Srl	Milan, Italy	100%	100%
Sephora UK	London, United Kingdom	100%	100%
Clab Srl	Milan, Italy	100%	100%
Sephora Marinopoulos SA	Alimos, Greece	50%	50%
Beauty Shop Romania SA	Bucharest, Romania	100%	50%
Spring Time Cosmetics SA	Athens, Greece	55%	28%
Sephora USA LLC.	Delaware, U.S.A.	100%	100%
Sephora Tchéquie SRO	Prague, Czech Republic	100%	100%
Kanel SA	Athens, Greece	50%	50%
LVMH Selective Distribution Group LLC	Delaware, U.S.A.	100%	100%
Magasins de la Samaritaine SA	Paris, France	57%	57%
DFS Holdings Limited	Hamilton, Bermuda	100%	61%
DFS Australia Pty. Limited	Sydney, Australia	100%	61%
DFS Australia Superannuation Pty Ltd	Sydney, Australia	100%	61%
DFS New Caledonia Sarl	Noumea, New Caledonia	100%	61%
DFS Group Limited	Hamilton, Bermuda,	100%	61%
DFS European Logistics Limited	Hamilton, Bermuda	100%	61%
DFS Saipan Limited	Saipan, Northern Mariana Islands	100%	61%
Kinkaï Saipan L.P.	Saipan, Northern Mariana Islands	100%	61%
Commonwealth Investment Company, Inc	Northern Mariana Islands	97%	59%
Duty Free Shoppers Hong Kong Limited	Kowloon, Hong Kong	100%	61%
DFS China Partners Limited	Kowloon, Hong Kong	100%	61%
DFS New Zealand Limited	Auckland, New Zealand	100%	61%
Gateshire Marketing Sdn Bhd.	Kuala Lumpur, Malaysia	100%	61%
DFS Merchandising Limited	Netherlands Antilles	100%	61%
DFS Korea Limited	Seoul, South Korea	100%	61%
DFS Seoul Limited	Seoul, South Korea	100%	61%
DFS Japan KK	Tokyo, Japan	100%	61%
DFS Okinawa KK	Okinawa, Japan	100%	61%
DFS Palau Limited	Koror, Palau	100%	61%
DFS Singapore (Pte) Limited	Singapore	100%	61%
DFS Trading Singapore (Pte) Limited	Singapore	100%	61%
DFS Venture Singapore (Pte) Limited	Singapore	100%	61%
DFS Taiwan Limited	Taipei, Taiwan	100%	61%
DFS Galleria Taiwan Limited	Taipei, Taiwan	100%	61%
Bloomburg Ltd	Bermuda	100%	61%
Tou You Duty Free Shop Co. Ltd	Taipei, Taiwan	100%	61%
Duty Free Shoppers Macau Limited	Hong Kong	45%	28%
DFS Macau Limited	Hong Kong	50%	31%
Hong Kong International Boutique	Hong Kong	50%	31%
Partners
DFS Sdn. Bhd.	Kuala Lumpur, Malaysia	100%	61%
Singapore International Boutique Partners	Singapore	50%	31%
JAL/DFS Duty Free Shoppers KK	Chiba, Japan	40%	25%
TRS New Zealand Limited	Auckland, New Zealand	45%	28%
Travel Retail Shops Pte Limited	Sydney, Australia	45%	28%
DFS Group L.P.	Delaware, U.S.A.	100%	61%
JFK Terminal 4 Joint Venture 2001	New York, U.S.A.	80%	49%
LAX Duty Free Joint Venture 2000	California, U.S.A.	77%	47%
Royal Hawaïan Insurance Company Ltd	Hawaii, U.S.A.	100%	61%

	Exh8-10

		PERCENTAGE

COMPANIES	JURISDICTION OF INCORPORATION	CONTROL	INTEREST

DFS/Waters.	Texas, U.S.A.	68%	42%
Hawaï International Boutique Partners	Honolulu, Hawaii, U.S.A.	50%	31%
TRS Hawaii LLC	Honolulu, Hawaii, U.S.A.	45%	28%
TRS Saipan	Garapan, Saipan MP	45%	28%
TRS Guam	Tumon, Guam	45%	28%
DFS Guam LP	Tamuning, Guam	NA	61%
DFS Liquor Retailing Limited	Delaware, U.S.A.	NA	61%
Twenty Seven - Twenty Eight Corp.	Delaware, U.S.A.	NA	61%
Le Bon Marché SA	Paris, France	100%	100%
SEGEP SNC	Paris, France	100%	99%
Franck & Fils SA	Paris, France	100%	100%
Balthazar SNC	Paris, France	100%	100%
Tumon Entertainment LLC	Tamuring, Guam	100%	100%
Comete Guam Inc.	Tamuring, Guam	100%	100%
Tumon Games LLC	Tamuring, Guam	100%	100%
Tumon Aquarium LLC	Tamuring, Guam	100%	100%
Comete Saipan Inc	Saipan NMI	100%	100%
Cruise Line Holdings Co	Delaware, U.S.A.	100%	100%
International Cruise Shop	Cayman Islands	100%	100%
Starboard Holdings Ltd	Delaware, U.S.A.	100%	100%
Cruise Management International Inc	Florida, U.S.A.	100%	100%
On-Board Media Inc	Florida, U.S.A.	100%	100%
Starboard Cruise Services Inc	Delaware, U.S.A.	100%	100%
Fort Lauderdale Partnership	Florida, U.S.A.	75%	75%
Miami Airport Duty-Free Joint Venture	Florida, U.S.A.	66%	66%
Sephora.com Inc	Delaware, U.S.A.	100%	100%

OTHER ACTIVITIES
DI Groupe SA (ex Desfossés	Paris, France	100%	99%
International SA)
DI Services SAS	Paris, France	100%	99%
Imprimerie Desfossés SA	Paris, France	100%	99%
Tribune Desfossés SA	Paris, France	100%	99%
Radio Classique SA	Paris, France	100%	99%
Editions Classiques Affaires SARL	Paris, France	100%	99%
System TV SA	Boulogne Billancourt, France	100%	99%
DI Regie SAS	Paris, France	100%	99%
SFPA SARL (Connaissance des Arts)	Paris, France	100%	99%
Froville Editions SARL	Paris, France	100%	99%
D2I SA	Paris, France	100%	99%
Investir Publications SA	Paris, France	100%	99%
Investir Télécom SA	Paris, France	100%	99%
Investir Formation SARL	Paris, France	100%	99%
Compo Finance SARL	Paris, France	100%	99%
SID Presse SARL	Poitiers, France	100%	99%
SID Développement SA	Poitiers, France	100%	99%
SID Editions SA	Paris, France	100%	99%
SID Magazine SA	Paris, France	100%	99%
SOFPA SA	Lausanne, Switzerland	100%	100%
Bonhams Brooks PS & N Limited	London, United Kingdom	50%	50%

	Exh8-11

		PERCENTAGE

COMPANIES	JURISDICTION OF INCORPORATION	CONTROL	INTEREST

Art & Auction Magazine LLC	Delaware, U.S.A.	100%	100%
Etude Tajan SA	Paris, France	100%	99%
E-Luxury.com Inc	Delaware, U.S.A.	100%	100%
SCI du 30 de l’avenue Hoche	Paris, France	100%	97%
Ufipar SA	Boulogne Billancourt, France	100%	100%
L Capital Management SAS	Boulogne Billancourt, France	100%	100%
Sofidiv SA	Boulogne Billancourt, France	100%	100%
GIE LVMH Services	Boulogne Billancourt, France	100%	85%
Moët Hennessy SNC	Boulogne Billancourt, France	66%	66%
LVMH Fashion Group SA	Paris, France	100%	100%
Moët Hennessy International SA	Boulogne Billancourt, France	66%	66%
Creare SA	Luxembourg, Luxembourg	100%	86%
Delphine SA	Boulogne Billancourt, France	100%	100%
LVMH Finance SA	Boulogne Billancourt, France	100%	100%
Eutrope SA	Boulogne Billancourt, France	100%	100%
Flavius Investissements SA	Boulogne Billancourt, France	100%	100%
LVMH Art & Auction Group SA	Boulogne Billancourt, France	100%	100%
Compagnie Financière Laflachère SA	Boulogne Billancourt, France	57%	57%
LV Capital SA	Boulogne Billancourt, France	100%	100%
Moët Hennessy Inc.	Delaware, U.S.A.	100%	66%
One East 57th Street LLC	New York, U.S.A.	100%	100%
LVMH Moet Hennessy Louis Vuitton Inc.	Delaware, U.S.A.	100%	100%
598 Madison Leasing Corp	Delaware, U.S.A.	100%	100%
1896 Corp.	Delaware, U.S.A.	100%	100%
LVMH Participations BV	Naarden, Netherlands	100%	100%
LVMH BV	Naarden, Netherlands	100%	100%
Louis Vuitton Prada BV	Amsterdam, Netherlands	100%	100%
Sofidiv UK Ltd	London, United Kingdom	100%	100%
LVMH KK	Tokyo, Japan	100%	100%
Shinagawa project KK	Tokyo, Japan	100%	100%
Osaka Fudosan Company Limited	Tokyo, Japan	100%	100%
LVMH Asia Pacific Ltd	Hong Kong	100%	100%

LVMH Moët Hennessy Louis	Paris, France	Parent company
Vuitton SA

(1)	Accounted for using proportionate consolidation method
(2)	Accounted for using equity method
(3)	Joint venture companies with Diageo: Only LVMH activity is consolidated

Exh8-12